SUNNYSIDE FEDERAL SAVINGS AND LOAN ASSOCIATION OF IRVINGTON

SUNNYSIDE BANCORP, INC.

AMENDMENT NUMBER ONE

TO THE EMPLOYMENT AGREEMENT WITH EDWARD LIPKUS

This Amendment Number One (the “Amendment”) to the Employment Agreement (the “Agreement”) entered into between Sunnyside Federal Savings and Loan Association of Irvington (the “Association”) and Edward Lipkus (the “Executive”) is made by the Association and the Executive, effective as of March 20, 2018 (the “Effective Date”).

WHEREAS, the Agreement was entered effective as of July 28, 2015; and

WHEREAS, Sunnyside Bancorp, Inc. (the “Company”) is a signatory to the Agreement for the purpose of guaranteeing the Association’s performance under the Agreement; and

WHEREAS, upon the recommendation of the Compensation Committees of the Association and the Company, the Association and the Executive desire to amend the Agreement to provide for the automatic renewal of the term of the Agreement upon a Change in Control; and

WHEREAS, pursuant to Section 14(a) of the Agreement, the Agreement may be amended by an instrument in writing signed by the parties.

NOW, THEREFORE, this Amendment is hereby adopted as follows:

1.	Section 2of the Agreement is hereby amended to add a new Section 2(e) to read in its entirety as follows:

“(e) Automatic Renewal of Term upon Change in Control. Notwithstanding the foregoing, upon the legal closing date of a Change in Control, as such term is defined in this Agreement, the term of this Agreement shall be automatically extended, without any further action, so that it shall terminate twelve months following the legal closing date on which the Change in Control occurs.”

2.	Section 5(c) of the Agreement is hereby amended to add the following sentence immediately after the end of Section 5(c) of the Agreement:

“(c) In addition, upon the occurrence of a Change in Control, Executive shall be fully vested in all restricted stock awards granted to Executive under the Company’s 2014 Equity Incentive Plan or other benefit plans.”

IN WITNESS WHEREOF, a duly authorized officer of the Association and the Company has executed this Amendment as of the Effective Date.

SUNNYSIDE FEDERAL SAVINGS AND LOAN ASSOCIATION OF IRVINGTON

By:	/s/ William Boeckelman
Name:	William Boeckelman
Title:	Director

SUNNYSIDE BANCORP, INC.

By:	/s/ William Boeckelman
Name:	William Boeckelman
Title:	Director

EXECUTIVE

/s/ Edward Lipkus
Edward Lipkus
Vice President and Chief Financial Officer

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